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                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549


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                                    FORM 8-K

                                 CURRENT REPORT
                     Pursuant to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934

               Date of Report (Date of earliest event reported):
                      December 27, 2000 (December 8, 2000)
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                                O'CHARLEY'S INC.
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               (Exact Name of Registrant as Specified in Charter)

            Tennessee                      0-18629               62-1192475
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  (State or Other Jurisdiction           (Commission          (I.R.S. Employer
        of Incorporation)                File Number)        Identification No.)

        3038 Sidco Drive, Nashville, Tennessee                       37204
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       (Address of Principal Executive Offices)                   (Zip Code)

Registrant's telephone number, including area code: (615) 256-8500
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                                       N/A
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          (Former name or former address, if changed since last report)


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Item 5.  Other Events

         On December 8, 2000, the Board of Directors of O'Charley's Inc. (the "Company") declared a distribution of one stock purchase right (a "Right") for each outstanding share of the common stock of the Company, no par value per share (the "Company Common Stock"), to shareholders of record at the close of business on December 27, 2000 and for each share of Company Common Stock issued thereafter. Each Right entitles the registered holder to purchase from the Company one one-thousandth of a share (a "Unit") of Series A Junior Preferred Stock, no par value per share (the "Preferred Stock"), at a purchase price of $80.00 per Unit, subject to adjustment. The description and terms and conditions of the Rights are set forth in a Rights Agreement between the Company and First Union National Bank, as Rights Agent, dated December 8, 2000, a copy of which is filed herewith as an exhibit.

Item 7.  Financial Statements, Pro Forma Financial Information and Exhibits

         (c) Exhibits:

         3 Restated Charter of O'Charley's Inc. (restated electronically for SEC filing purposes only)

         4 Rights Agreement, dated December 8, 2000, between O'Charley's Inc. and First Union National Bank, including the Form of Rights Certificate (Exhibit A) and the Form of Summary of Rights (Exhibit B)

         99       Press Release, dated December 11, 2000






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                                    SIGNATURE

        Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                    O'CHARLEY'S INC.



                                    By: /s/ A. Chad Fitzhugh
                                        ----------------------------------------
                                        Name:  A. Chad Fitzhugh
                                        Title: Chief Financial Officer,
                                               Secretary and Treasurer

Date:   December 27, 2000






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                                  Exhibit Index

     Exhibit No.                        Description
     -----------                        -----------

         3 Restated Charter of O'Charley's Inc. (restated electronically for SEC filing purposes only)

         4 Rights Agreement, dated December 8, 2000, between O'Charley's Inc. and First Union National Bank, including the Form of Rights Certificate (Exhibit A) and the Form of Summary of Rights (Exhibit B)

         99       Press Release, dated December 11, 2000










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